                                                                    EXHIBIT 19.1


                        STATEMENT TO CERTIFICATEHOLDERS
                       NATIONSCREDIT GRANTOR TRUST 1997 - 1

     Pursuant to the Pooling and Servicing Agreement, dated as of May 22, 1997 among NationsCredit Securitization Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.

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


Month                                                                                                 Oct-97
                                                                                                  ---------------
Collection Period                                                                                       10/1/1997
                                                                                                  ---------------
Determination Date                                                                                     11/11/1997
                                                                                                  ---------------
Deposit Date                                                                                           11/14/1997
                                                                                                  ---------------
Distribution Date                                                                                      11/17/1997
                                                                                                  ---------------

POOL BALANCE
            Pool Balance on the close of the last day of t he Collection Period (Record Date)         159,838,682
                                                                                                  ---------------
            Pool Factor                                                                                87.9291957%
                                                                                                  ---------------
            Ending Pool Balance (per $1,000 certificate)                                                      879
                                                                                                  ---------------
            Liquidation Proceeds                                                                           72,463
                                                                                                  ---------------
            Purchase Amounts                                                                               62,845
                                                                                                  ---------------

AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE)
            Interest Payments:
            Monthly Interest Payment                                                                        5.034
                                                                                                  ---------------
            Carry-Over Monthly Interest Payment                                                                --
                                                                                                  ---------------
            Total Interest Payment                                                                          5.034
                                                                                                  ---------------
            Principal Payments:
            Monthly Principal Payment                                                                      15.606
                                                                                                  ---------------
            Carry-Over Monthly Principal Payment                                                               --
                                                                                                  ---------------
            Total Principal Payment                                                                        15.606
                                                                                                  ---------------
            Servicing Fee:
            Servicing Fee                                                                                   0.559
                                                                                                  ---------------
            Carry-Over Monthly Servicing Fee                                                                   --
                                                                                                  ---------------
            Total Servicing Fee                                                                             0.559
                                                                                                  ---------------

SURETY BOND
            Surety Bond Amount for the current Distribution Date                                      162,675,593
                                                                                                  ---------------
            Surety Bond Amount as a % of the Pool Balance                                                101.7749%
                                                                                                  ---------------
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                         MONTHLY SERVICERS CERTIFICATE
                       NATIONSCREDIT GRANTOR TRUST 1997 - 1

     Pursuant to the Pooling and Servicing Agreement, dated as of May 31, 1997 among NationsCredit Securitization Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.

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

Month                                                                                                 Oct-97
                                                                                                   --------------
Collection Period                                                                                        1-Oct-97
                                                                                                   --------------
Determination Date                                                                                      11-Nov-97
                                                                                                   --------------
Deposit Date                                                                                            14-Nov-97
                                                                                                   --------------
Distribution Date                                                                                       17-Nov-97
                                                                                                   --------------

POOL BALANCE
                  Pool Balance on the close of the last day of the preceding Collection Period     162,675,592.98
                                                                                                   --------------
                  Principal Collections                                                              2,655,873.94
                                                                                                   --------------
                  Purchase Amounts Allocable to Principal                                               62,845.47
                                                                                                   --------------
                  Defaulted Receivables                                                                118,191.92
                                                                                                   --------------
                  Pool Balance on the close of the last day of the Collection Period               159,838,681.65

                  Original Pool Balance                                                            181,781,125.63

                  Pool Factor                                                                               87.93%

                                                                                                   --------------
                  Preference Amounts                                                                           --
                                                                                                   --------------

                  Certificate Pass-Through Rate                                                              6.75%
                  Servicing Fee Rate                                                                         0.75%

AVAILABLE FUNDS
                  Collections allocable to interest                                                  1,517,285.10
                  Purchase Amounts allocable to interest                                                   460.10
                  Liquidation Proceeds                                                                  72,463.25
                  Collections allocable to principal                                                 2,655,873.94
                  Purchase Amounts allocable to principal                                               62,845.47
                  Other Available Funds - Interest on Collection or Certificate Account                        --
                  Total Available Funds                                                              4,308,927.86

INTEREST PAYMENT
                  Monthly Interest Payment                                                             915,050.21
                  Carry-Over Monthly Interest                                                                  --
                  Total                                                                                915,050.21

PRINCIPAL PAYMENT
                  Monthly Principal Payment                                                          2,836,911.33
                  Carry-Over Monthly Principal                                                                 --
                  Total                                                                              2,836,911.33

SERVICING FEE
                  Servicing Fee                                                                        101,672.25
                  Carry-Over Monthly Servicing Fee                                                             --
                  Total                                                                                101,672.25

DEPOSIT TO CERTIFICATE ACCOUNT
                  Available Funds                                                                    4,308,927.86
                  Reserve Account Withdrawal Deposit                                                           --
                  Surety Bond Drawing Deposit                                                                  --
                  Total Deposit to the Certificate Account                                           4,308,927.86
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
DISTRIBUTIONS FROM THE CERTIFICATE ACCOUNT
                  Monthly Interest Payment and any Carry-Over Monthly Interest                         915,050.21
                  Monthly Principal Payment and any Carry-Over Monthly Principal                     2,836,911.33
                  Preference Amounts                                                                            -
                  Servicing Fee and any Carry-Over Servicing Fee                                       101,672.25
                  Distributions to the Surety Bond Provider                                             16,267.56
                  Distributions to the Reserve Account                                                          -
                  Distributions to the Seller                                                          439,026.51

                  Carry-Over Monthly Interest to the next Distribution Date                                     -
                  Carry-Over Monthly Principal to the next Distributions Date                                   -
                  Carry-Over Monthly Servicing Fee to the next Distribution Date                                -

RESERVE ACCOUNT
                  Reserve Account Balance as of the end of the preceding Collection Period           6,507,023.72
                                                                                                    -------------
                  Earnings from investments on the Reserve Account                                      31,309.29
                                                                                                    -------------
                  Reserve Account Withdrawal                                                                    -
                  Deposits to the Reserve Account                                                               -
                  Reserve Account Balance                                                            6,538,333.01
                  Distributions of any excess amounts on deposit in the Reserve Account                144,785.74
                  Ending Reserve Account Balance                                                     6,393,547.27

                  Reserve Account Balance as a % of the Pool Balance                                         4.00%
                  Specified Reserve Account Requirement                                              6,393,547.27
                  Amount needed to fully fund Reserve Account                                                   -

SURETY BOND
                  Required Surety Bond Amount                                                      162,675,592.98
                  Surety Bond amount on the previous Distribution Date                             162,675,592.98
                  Payments made with respect Surety Principal Draws                                             -
                  Payments received with respect to unreimbursed Surety Principal Draws                         -
                  Surety Bond Amount for the current Distribution Date                             162,675,592.98


                  Total Surety Bond Draws                                                                       -
                  Surety Bond Fee                                                                       16,267.56
                  Amount Owed to Surety Bond Provider                                                           -
                  Surety Bond Fee Paid                                                                  16,267.56
                  Payments made to the Surety Bond Provider                                                     -
                  Surety Bond Fee Outstanding                                                                   -
                  Remaining Amounts Owed to the Surety Bond Provider                                            -

NET CREDIT LOSS RATIO
                  Net Credit Losses                                                                     45,728.67
                                                                                                    -------------
                  For the Current Collection Period                                                          0.03%
                  For the preceding Collection Period                                                        0.06%
                  For the second preceding Collection Period                                                 0.07%
                  Average Net Credit Loss Ratio                                                              0.05%

DELINQUENCY ANALYSIS
                  Number of Loans
                  30 to 59 days past due                                                                   218.00
                                                                                                    -------------
                  60 to 89 days past due                                                                    41.00
                                                                                                    -------------
                  90 or more days past due                                                                  83.00
                                                                                                    -------------
                  Total                                                                                    342.00

                  Principal Balance
                  30 to 59 days past due                                                             2,369,848.26
                                                                                                    -------------
                  60 to 89 days past due                                                               405,889.41
                                                                                                    -------------
                  90 or more days past due                                                             885,439.68
                                                                                                    -------------
                  Total                                                                              3,661,177.35
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
                  Delinquency Ratio
                  For the current Collection Period                                                           2.29%
                  For the preceding Collection Period                                                         2.04%
                  For the second preceding Collection                                                         1.85%
                  Period
                  Average Delinquency Ratio                                                                   2.06%


REPOSSESSION ANALYSIS
                  Current Balance of Contracts where Repossession Occurred in the Current
                  Month                                                                                  246,722.76
                  Number of Contracts where Repossession Occurred in the
                  Current Month                                                                                  23


WEIGHTED AVERAGE COMPUTATIONS
                  Weighted Average Coupon                                                                      10.92%
                                                                                                       -------------
                  Weighted Average Original Term
                  (months)                                                                                    105.15
                                                                                                       -------------
                  Weighted Average Remaining Term
                  (months)                                                                                    105.15
                                                                                                       -------------
                  Number of Outstanding Accounts - End of Period
                                                                                                           14,243.00


CASH SETTLEMENT FOR THE TRUSTEE
                  Total Deposit to the Collection
                  Account                                                                               4,308,927.86
                  Servicing Fee
                                                                                                          101,672.25
                  Interest allocable to the Seller's
                  Certificate                                                                                   0.63
                  Principal amount allocable to the Seller's
                  Certificate                                                                                   1.96
                  Wire Funds to the Surety Bond
                  Provider                                                                                 16,267.56
                  Net Deposit to the Certificate Account - Excluding Amounts
                  Due to Seller                                                                         4,190,985.46
                  Wire Funds to the Certificateholders - Interest
                  Amounts                                                                                 915,049.58
                  Wire Funds to the Certificateholders - Principal
                  Amounts                                                                               2,836,909.37
                  Deposit Funds into the Reserve
                  Account                                                                                          -
                  Wire Funds to
                  NationsCredit                                                                           439,026.51

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Approved by: /s/ LAWRENCE ANGELILLI
            ------------------------------------
                  Authorized Signer